                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                  ONEOK, INC.
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               (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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Notes:

ONEOK, Inc.

Notice of Annual Meeting
and
Proxy Statement

---------------------------------------------------------

April 20, 2000


                                                                [LOGO OF ONEOK]

100 West Fifth Street                                     Tulsa, Oklahoma 74103

[LOGO of ONEOK]

                                                                  March 10, 2000

Dear Shareholder:

     You are cordially invited to attend the annual meeting of ONEOK, Inc. at 10:00 a.m. on Thursday, April 20, 2000, at ONEOK Plaza, 100 West Fifth Street, Tulsa, Oklahoma 74103-4298.

     We look forward to greeting personally as many of our shareholders as possible at the meeting. The matters to be voted on at the meeting are stated in the Notice of Annual Meeting of Shareholders and are described in the Proxy Statement. A report on the operations of ONEOK, Inc. will be presented, followed by a question-and-answer and discussion period.

     We know that most of our shareholders are unable personally to attend the Annual Meeting. Therefore, proxies are solicited so that each shareholder has an opportunity to vote by proxy. You can authorize a proxy by signing, dating, and returning the enclosed proxy card. Shareholders whose stock is registered in their name may also authorize a proxy by telephone or over the Internet. Instructions for using these convenient services are set forth with this Proxy Statement and on the proxy card. I urge you to submit your proxy as soon as possible so that you can be sure your shares will be voted.

     Regardless of the number of shares you own, your vote is important. Thank you for your continued interest in ONEOK, Inc.

                                             Very truly yours,

                                           /s/ Larry W. Brummett
                                             Larry W. Brummett
                             Chairman of the Board and Chief Executive Officer

Notice of Annual Meeting
of Shareholders
-------------------------------------------------------------------------------

     On Thursday, April 20, 2000, ONEOK, Inc. will hold its Annual Meeting of Shareholders at the ONEOK Plaza, 100 West Fifth Street, Tulsa, Oklahoma 74103-4298. The meeting will begin at 10:00 a.m.

     Only shareholders who owned stock at the close of business on February 22, 2000, can vote at this meeting or any adjournments that may take place. At the meeting we will consider:

    (1)  election of four directors (Class C) to serve for a three-year term;
    (2) approval of the reservation of 1,400,000 shares of common stock for issuance under the ONEOK, Inc. Employee Stock Purchase Plan;
    (3) ratification of the appointment of our principal independent auditors for the 2000 Fiscal Year; and
    (4)  other business properly presented at the meeting.

     Your Board of Directors recommends that you vote in favor of the three proposals outlined in this Proxy Statement.

     ONEOK mailed a copy of its 1999 Annual Report to all shareholders in December, 1999.

     We hope that you like the new format of our Proxy Statement. We welcome your comments.

                                     By Order of the Board of Directors,

                                            /s/ Deborah B. Barnes
                                              Deborah B. Barnes
                              Vice President, Secretary, and Associate General
                                                   Counsel
                                               March 10, 2000

Voting Methods

The accompanying Proxy Statement describes important issues affecting ONEOK, Inc. If you are a shareholder of record, you have the right to vote your shares through the Internet, by telephone, or by mail. You may also revoke your proxy any time before the Annual Meeting. Please help us save time and postage costs by voting through the Internet or by telephone. Each method is generally available 24 hours a day and will ensure that your vote is confirmed and posted immediately. To vote:

    1. Via the Internet
      a. Go to the web site at "http://www.eproxyvote.com/oke", 24 hours a day, 7 days a week.
      b. Enter the control number that appears in the proxy card box, just below the perforation. This process is designed to verify shareholders through the use of the control number and allows you to vote your shares and to confirm that your instructions have been properly recorded.
      c.  Follow the simple instructions.
      d. Internet voting is also available to shareholders who hold their shares in the Direct Stock Purchase and Dividend Reinvestment Plan of ONEOK, Inc. and the Thrift Plan for Employees of ONEOK, Inc. and Subsidiaries.
      e. If you vote via the Internet, you do not have to mail your proxy card.

    2. By telephone
      a. On a touch-tone telephone, call toll-free 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day.
      b. Enter the control number that appears in the proxy card box, just below the perforation. This process is designed to verify shareholders through the use of the control number and allows you to vote your shares and to confirm that your instructions have been properly recorded.
      c.  Follow the simple recorded instructions.
      d. Telephone voting is also available to shareholders who hold their shares in the Direct Stock Purchase and Dividend Reinvestment Plan of ONEOK, Inc. and the Thrift Plan for Employees of ONEOK, Inc. and Subsidiaries.
      e. If you vote via the telephone, you do not have to mail your proxy card.

    3. By mail
      a.  Mark your selection on the proxy card.
      b.  Date and sign your name exactly as it appears on your proxy card.
      c.  Mail the proxy card in the enclosed postage-paid envelope.

     If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted.

                 Your vote is important. Thank you for voting.

Table of Contents
for the Proxy Statement

                                                                           Page
Quorum and voting........................................................      1
Questions and answers....................................................    2-4
Proposals you may vote on................................................    5-6
Nominees for the Board of Directors/Continuing Directors.................    7-9
Statement on corporate governance........................................     10
Committee structure and membership roster................................  10-11
Directors' compensation..................................................     12
Directors' and officers' ownership of ONEOK, Inc. stock..................  13-14
Executive compensation: Report of the Compensation Committee.............  15-18
Stock performance graph..................................................  19-20
Executive compensation, pension plans & other arrangements
   Summary compensation table............................................  21-22
Option grant table.......................................................     23
Aggregated option/SAR exercises and Year-End values table................     24
Pension plans............................................................     25
ONEOK, Inc. Supplemental Executive Retirement Plan.......................     26
Change in control and termination agreements.............................     27
Section 16(a) beneficial ownership reporting compliance..................     28
Other matters............................................................     28

                                Proxy Statement

The approximate date of the mailing of this Proxy Statement and proxy card is March 10, 2000. This solicitation of proxies is being made by ONEOK, Inc.

Quorum and voting

Record Date. The record date for the meeting is February 22, 2000. Only shareholders of record at the close of business on that date are entitled to notice of, and to vote at, the meeting.

Voting Stock. The only class of stock entitled to be voted at the meeting is ONEOK's common stock. At the close of business on the record date, there were 29,193,000 shares of common stock outstanding and entitled to be voted at the meeting, and the holders of those shares will be entitled to one vote per share.

Quorum. A quorum is a majority of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held, and except for the election of directors, a proposal must receive a majority of the shares present in person or by proxy to be adopted. Directors are elected by a plurality of the shares voted. If you submit a properly executed proxy card, even if you abstain from voting, you will be considered part of the quorum. However, except for proposal #1, abstentions are counted in the tally of votes against a proposal. Broker non-votes have no effect on the vote.

Adjourned Meeting. If a quorum is not present at the scheduled time of the meeting, the shareholders who are represented may adjourn the meeting until a quorum is present. If the time and place of the adjourned meeting are announced at the time the adjournment is taken, no other notice will be given. If the adjournment is for more than thirty (30) days, or if a new record date is set for the adjourned meeting, a notice will be given to each shareholder of record entitled to vote at the meeting. An adjournment will have no effect on the business that may be conducted at the meeting.

Tabulation of Votes. ONEOK's transfer agent will be responsible for tabulating and certifying the votes.

Voting by Street Name Holders. If you are the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items, in which case, the shares will be treated as "broker non-votes."

Abstentions and Broker Non-Votes. If you abstain from voting, your shares will nevertheless be included in the number of shares represented for purposes of determining whether a quorum is present. Because directors are elected by a plurality of the votes, an abstention would have no effect on the outcome of the vote on Proposal 1 -- Election of Directors, and thus, is not offered as a voting option for that proposal.

If your shares are treated as broker non-votes, they will nevertheless be included in the number of shares represented for purposes of determining whether a quorum is present. Otherwise, however, those shares will be treated as shares not entitled to be voted on the proposal. Consequently, a broker non-vote with respect to Proposal 1--Election of Directors will have no effect on the outcome of the vote on that proposal.

Default Voting. If you properly authorize a proxy in paper form, electronically via the Internet, or by telephone, but do not indicate any voting instructions, your shares will be voted as follows:

    .  Proposal 1 -- Election of Directors -- FOR all nominees.
    . Proposal 2 -- Approval of the reservation of additional shares for issuance under the ONEOK, Inc. Employee Stock Purchase Plan -- FOR.
    . Proposal 3 -- Ratify the appointment of our principal independent auditors for the 2000 Fiscal Year -- FOR.

Questions and answers
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  1. Q:   Who can attend the Annual Meeting?
     A:   All shareholders on February 22, 2000, may attend. If your shares are held by your broker, often referred to as "in street name", just bring a copy of your brokerage account statement or a proxy card which you can get from your broker.
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  2. Q:   Who are the largest principal shareholders?
     A: As of February 22, 2000, the record date, the following are known to be the beneficial owners of more than five percent (5%) of any class of ONEOK's voting securities:

                  Title of class and name & address of beneficial owner

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         Common stock:                          Amount and Nature of Percentage of
                                                     Ownership           Class
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         Bank of Oklahoma, N.A.
         Trustee for the Thrift Plan for
         Employees of ONEOK, Inc. and
         Subsidiaries
         P.O. Box 2300
         Tulsa, OK 74192                              3,528,487         12.09%
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         Western Resources, Inc./1
         / 818 Kansas Avenue
         Topeka, KS 66612-1217                        2,166,273          7.42%
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         Preferred stock (Series A):
           -----------------------------------------------------------------------
         Western Resources, Inc./1
         / 818 Kansas Avenue
         Topeka, KS 66612-1217                       19,946,448           100%

            /1/As of 02/22/00 Western Resources, Inc. and its affiliates owned approximately 45% of the outstanding shares of the capital stock of ONEOK. Holders of the outstanding convertible
               preferred stock are not entitled to vote on any matters being considered at this Annual Meeting.
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  3. Q:   How do I vote?
     A: You may vote by mail, via the Internet, by phone, or in person. Following the Notice of Annual Meeting is a description of the
          Voting Methods available this year. As outlined on Page 1, "Quorum and Voting", if you return a signed card but do not provide voting instructions, your shares will be voted for the three proposals.
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  4. Q:   How do I revoke my vote?
     A:   You have the right to revoke your proxy at any time before the meeting by:
           (1) notifying ONEOK's Corporate Secretary in writing;
           (2) authorizing a different proxy via the Internet;
           (3) authorizing a different proxy by telephone;
           (4) voting in person; OR
           (5) returning a later-dated proxy card.
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  5. Q:   Is my vote confidential?
     A:   Proxy cards, ballots and voting tabulations that identify
          individual shareholders are mailed and returned directly to First Chicago Trust Company of New York, a Division of EquiServe, and handled in a manner that protects your voting privacy. It is
          ONEOK's policy to protect the confidentiality of shareholder votes throughout the voting process. In this regard, the vote of any shareholder will not be disclosed to ONEOK's Directors, officers or employees, except:
           .  to meet legal requirements;
           .  or to assert or defend claims for or against ONEOK;
           .  or except in those limited circumstances where
                   (1) a proxy solicitation is contested;
                   (2) a shareholder writes comments on a proxy card; or
                   (3) a shareholder authorizes disclosure.
           Both the tabulators and inspectors of election have been, and will remain, independent of ONEOK. Nothing in this policy prohibits shareholders from disclosing the nature of their votes to ONEOK's Directors, officers or employees, or impairs voluntary communication between ONEOK and its shareholders, nor does this policy prevent ONEOK from ascertaining which shareholders have voted or from making efforts to encourage shareholders to vote.
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  6. Q:   How is ONEOK, Inc. common stock in the Thrift Plan voted?
     A:   Thrift Plan votes receive the same confidentiality as all other shares voted. If you hold shares of ONEOK, Inc. common stock through the Thrift Plan, you must instruct the ONEOK, Inc. trustee, Bank of Oklahoma, N.A. how to vote your shares. If you do not authorize a proxy by mail, electronically via the Internet, or by telephone, or return it with an unclear voting designation, or with no voting designation at all, then the trustee will vote the shares in your account in proportion to the way the other Thrift Plan participants voted their shares.
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  7. Q:   How will voting on any other business be conducted?
     A:   Although we do not know of any business to be considered at the
          2000 Annual Meeting other than the proposals described in this
          Proxy Statement, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to Larry W. Brummett, ONEOK's Chairman of the Board and Chief Executive
          Officer, and David L. Kyle, ONEOK's President and Chief Operating Officer, to vote on these matters at their discretion.
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  8. Q:   What shares are included on the proxy card(s)?
     A: The shares on your proxy card(s) represent ALL of your shares, including those in ONEOK's Direct Stock Purchase and Dividend Reinvestment Plan and shares held in custody for your account by
          Bank of Oklahoma, N.A. as trustee for the Thrift Plan for Employees of ONEOK, Inc. and Subsidiaries. If you do not authorize a proxy by mail, electronically via the Internet, or by telephone, your shares, except for those held in the Thrift Plan, will not be voted. See Question #6 for an explanation of the voting procedures for the Thrift Plan shares.
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  9. Q:   What does it mean if I receive more than one proxy card?
     A: If your shares are registered differently and are in more than one account, you will receive more than one proxy card and Proxy Statement. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address whenever possible. Also, you can request that only one Proxy Statement and one Annual Report be mailed to the same address. You can accomplish this by contacting our transfer agent, First Chicago Trust Company of New York, a Division of EquiServe, at 1-888-764-5595.
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  10. Q:  When are the shareholder proposals for the next Annual Meeting due?
      A: All shareholder proposals to be considered for inclusion in next year's Proxy Statement must be submitted in writing to the Vice President, Secretary, and Associate General Counsel of ONEOK, Inc., 100 West Fifth Street, Tulsa, OK 74103-4298 by November 10, 2000. ONEOK will determine whether or not to include such proposal in the Proxy Statement according to applicable law. It is recommended that proposals be sent by certified mail, return receipt requested.
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  11. Q:  What out-of-pocket costs will ONEOK incur in soliciting proxies?
      A: Morrow & Co., Inc. was hired to assist in the distribution of proxy materials and solicitation of votes for $8,500.00, plus estimated out-of-pocket expenses. We also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders. The cost of soliciting proxies will be borne by ONEOK, Inc.
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  12. Q:  Who is soliciting my proxy?
      A: The Board of Directors of ONEOK, Inc. is sending you this Proxy Statement in connection with its solicitation of proxies for use at ONEOK's 2000 Annual Meeting of Shareholders. Certain directors, officers and employees of ONEOK also may solicit proxies on our behalf by mail, telephone, fax or in person.
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Proposals you may vote on

1.   Election of Directors in Class C -- term ending 2003

    There are 4 director nominees for election this year. The nominees for directors in Class C are:

    .  Edwyna G. Anderson;
    .  William L. Ford;
    .  Bert H. Mackie; and
    .  Gary D. Parker.

    Detailed information on each is provided on page 7. As of April 20, 2000, the Board of Directors will be reduced to 12 members. The Board is divided into three Classes (A, B, and C) which will then consist of 4 members each. Each Class is elected for a term of three years, with the term of one class expiring at each annual meeting of shareholders. The By-laws provide that a person cannot be elected or reelected to the Board after the person's 70th birthday. As a result, one director in Class C, Mr. Stanton L. Young, is not standing for reelection this year.

    However, as part of the amendment to the By-laws adopting ONEOK's new fiscal year end of 12-31, Section 9.03 of the By-laws states that any Director who would have been eligible for reelection at the normal time for the prior fiscal year shall remain eligible for this Annual Meeting.

     Your Board unanimously recommends a vote FOR each of these directors.

2. Approval of the reservation of 1,400,000 shares of common stock reserved for issuance under the ONEOK, Inc. Employee Stock Purchase Plan

    The Board of Directors adopted the ONEOK, Inc. Employee Stock Purchase Plan ("Plan") in August of 1995 and the shareholders approved the Plan in January of 1996. The Plan allows eligible employees of ONEOK and its subsidiaries to purchase common stock at a discount from the market value of the shares. Benefits or amounts to be allocated to participants under the Plan are not determinable. The Board adopted the Plan because the Directors believe:

    . that it is desirable to offer employees an inducement to acquire an ownership interest in ONEOK on a tax-favored basis; and
    . stock ownership gives employees an interest parallel to the interests of ONEOK's shareholders.

    As of August 31, 1999, there were 40,053 shares remaining available for issuance under the Plan. The Board believes that the number of shares reserved for issuance under the Plan should be increased to 1,400,000 shares so that sufficient shares continue to be available under the Plan to reward and motivate existing employees, and to attract new employees in the future. The increase in shares reserved under the Plan considers the rapid growth that we have experienced and the future growth and expansion of ONEOK that is anticipated.

    The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, and participants gain favorable tax treatment under Sections 421 and 423 of this Code.

    See Exhibit A for a summary of the material features of the Plan as amended and restated, subject to and qualified by, reference to the actual text of the amended and restated Plan, which is attached to Exhibit A.

   Your Board unanimously recommends a vote FOR the reservation of additional shares for issuance under the ONEOK, Inc. Employee Stock Purchase Plan.

3.   Ratify the appointment of KPMG LLP as principal independent auditors

    The Audit Committee has recommended, and the Board has approved, the appointment of KPMG LLP as our principal independent auditors for the 2000 Fiscal Year subject to shareholder ratification. KPMG has unrestricted access to the Audit Committee to discuss audit findings and other financial matters. Representatives of KPMG will attend the Annual Meeting to answer appropriate questions. They also may make a statement.

    Audit services provided by KPMG during the 1999 Fiscal Year included an audit of ONEOK's consolidated financial statements, audits of the financial statements of certain ONEOK affiliates, and audits of employee benefit plan financial statements. In addition, KPMG provided various non-audit services to ONEOK during the 1999 Fiscal Year.

Your Board unanimously recommends a vote FOR the approval of KPMG's appointment as independent auditors for 2000.

Abstentions or votes withheld on all proposals will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast on proposal #1. Abstentions on proposals #2 and #3 will be counted against the proposal.

Nominees for the Board of Directors
Class C -- Term ending 2003

                Edwyna G. Anderson                          Director since 1995
                Age 70

                Mrs. Anderson served as General Counsel of Duquesne Light Company from September 1988 until retirement in October 1994. She also served as Special Counsel to the President of Duquesne Light Company from October 1994 until March 1995, when she retired from that position.


                William L. Ford                             Director since 1981
                Age 57

                Mr. Ford has served as President of Shawnee Milling Company since 1979. He serves on the boards of numerous civic and business organizations and not-for-profit associations.

                Bert H. Mackie                              Director since 1989
                Age 57

                Mr. Mackie has been with Security National Bank since 1962, and is currently President and a director. Mr. Mackie serves on the Board of Governors of the United States Postal Service.

                Gary D. Parker                              Director since 1991
                Age 54

                Mr. Parker, a certified public accountant, is also the majority shareholder of Moffitt, Parker & Company, Inc., and has been President of the firm since 1982. He is a director of First National Bank and Trust Company of Muskogee, Oklahoma.

Continuing Directors
Class A -- Term ending 2001

                Larry W. Brummett                           Director since 1994
                Age 49

                Mr. Brummett has been employed by ONEOK for more than 25 years. He was employed by ONEOK's Oklahoma Natural Gas Company division as an engineer trainee in June 1974 and, after receiving a number of promotions within the division, was elected Vice President of Tulsa District September 1, 1986, and Executive Vice President in May 1990. He was elected Executive Vice President of ONEOK Inc. January 21, 1993. He was elected President and Chief Executive Officer February 17, 1994, and was elected to the additional position of Chairman of the Board effective June 1, 1994. Mr. Brummett is a director of the American Gas Association; Southern Gas Association; and the Oklahoma City Branch of the Federal Reserve Bank. He is also an officer or director of numerous civic and business organizations and not-for-profit associations.

                Douglas T. Lake                             Director since 1998
                Age 49

                Mr. Lake, Executive Vice President and Chief Strategic Officer of Western Resources, Inc., became a director of ONEOK, Inc. in October 1998. He joined Western Resources, Inc. in September 1998. Mr. Lake was with Bear Stearns & Co., Inc. from 1995 through 1998, where he last served as Senior Managing Director of the Investment Banking Department. He was with Dillon Read & Co., Inc. from 1991 through 1995. Mr. Lake is currently Chairman of the Board of Directors of Protection One, Inc., and is a director of Guardian International, Inc.

                Douglas Ann Newsom, Ph.D.                   Director since 1982
                Age 66

                Dr. Newsom has been a Professor within the Department of Journalism at Texas Christian University, Fort Worth, Texas, since 1969, and taught as an adjunct professor during 1968. In addition to her teaching position, Dr. Newsom is a textbook author and public relations counselor. Ms. Newsom has been a member of the Advisory Council of GRI for fifteen years.

                J. D. Scott                                 Director since 1979
                Age 68

                Mr. Scott served as President, Chief Executive Officer and Chairman of the Board of ONEOK Inc. from January 1987 until he retired in 1994.

Continuing Directors
Class B -- Term ending 2002

                William M. Bell                             Director since 1981
                Age 64

                Mr. Bell is currently President and a director of Bank One, Oklahoma, N.A. He has been involved in all facets of commercial banking, retail banking, real estate finance, and fiduciary services. Mr. Bell served as president and chairman of Liberty Mortgage Company (predecessor to Bank One), which he started in 1966. In 1987, he was elected chairman of The Liberty National Bank and Trust Company of Oklahoma City and, in 1988, became its president and chief executive officer. He serves on the boards of numerous civic and business organizations and not-for-profit associations.

                Douglas R. Cummings                         Director since 1989
                Age 70

                Mr. Cummings has been President of Cummings Oil Company since 1972. He is an officer or director of numerous civic and business organizations and not-for-profit associations.

                Howard R. Fricke                            Director since 1997
                Age 64

                Mr. Fricke is Chairman of the Board and Chief Executive Officer of Security Benefit Group of Companies. He joined the Security Benefit Group of Companies in 1988, having previously served as Chairman and Chief Executive Officer of the Anchor National Company in Phoenix, Arizona. He is currently a director of Payless ShoeSource, Inc., Stormont-Vail Regional Medical Center, and Menninger. He is currently Chairman of the Life Office Management Association and a past director of the American Council of Life Insurers and the Kansas Insurance Education Foundation.

                David L. Kyle                               Director since 1995
                Age 47

                Mr. Kyle is the President and Chief Operating Officer of ONEOK, Inc. He was employed by Oklahoma Natural Gas Company, a division of ONEOK Inc., in 1974 as an engineer trainee. He served in a number of positions prior to being elected Vice President of Gas Supply September 1, 1986, and Executive Vice President May 17, 1990. He was elected President of Oklahoma Natural Gas on September 1, 1994. He was elected President of ONEOK Inc. effective September 1, 1997.

Statement on corporate governance

The Corporate Governance Guidelines of the Board of Directors of ONEOK, Inc. are intended to embody the principles by which the Board operates, and are not intended to be a code of regulations, but rather a statement of intention. The Guidelines were adopted by the Board in March of 1999. Key areas of the Guidelines and principal functions of the Board are:

   .   Review succession planning and CEO performance evaluation;

   .   Review compensation and stock ownership; and

   .   Review the structure and operations of the Board.

The Board of Directors believes that corporate governance is a continuing process and these Guidelines are reviewed periodically and may change from time to time as conditions warrant.

Committee structure and membership roster
As of August 31, 1999

Committee structure: The Board has established the following standing committees: Charters have been adopted by these Committees as indicated.

    . The Audit Committee examines accounting processes and reporting systems, assesses the adequacy of internal controls and risk management, reviews and approves ONEOK's financial disclosures, and evaluates the performance and recommends the appointment of independent auditors. The Audit Committee has adopted, and operates under, a charter.

    . The Executive Committee acts on behalf of the Board during intervals between meetings of the Board and reports to the Board at its next regular meeting on any actions taken. This committee has the power to act on major matters where it deems action appropriate, providing a degree of flexibility and ability to respond to time-sensitive business and legal matters without calling a special Board meeting. It is ONEOK's practice to seek ratification by the Board for the actions taken by the Executive Committee.

    . The Executive Compensation Committee reviews ONEOK's executive compensation programs to ensure the attraction, retention and appropriate reward of executive officers, to motivate their performance in the achievement of ONEOK's business objectives, and to align the interests of executive officers with the long-term interests of ONEOK's shareholders. This Committee reviews and makes recommendations to the Board on employee and director compensation, personnel policies, programs, and plans. The Executive Compensation Committee has adopted, and operates under, a charter.

    . The Nominating and Corporate Governance Committee ensures an appropriate structure for management succession and development, and an effective process for director selection and tenure by making recommendations on the Board's organization and practices and by aiding in identifying and recruiting director candidates. The Committee also establishes and reviews issues of corporate governance. The Committee considers nominees recommended by shareholders for service on the Board of Directors. Recommendations should be sent to the Corporate Secretary at the address shown on the front of this Proxy Statement. The Nominating and Corporate Governance Committee has adopted, and operates under, a charter.

Committee membership roster as of August 31, 1999:


                                          Executive         Nominating and
          Name             Audit        Compensation     Corporate Governance     Executive
-------------------------------------------------------------------------------------------
    E. G. Anderson           M                                    M                   M
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      W. M. Bell             M                                    M                   M
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    L. W. Brummett                                                                    C
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    D. R. Cummings                            M                                       M
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      W. L. Ford                              C                   M
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     H. R. Fricke            M                                                        M
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      D. L. Kyle                                                  M                   M
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      D. T. Lake             M                M
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     B. H. Mackie            M                M                   C
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     D. A. Newsom            M                                    M
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     G. D. Parker            C                M
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      J. D. Scott            M                                                        M
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      S. L. Young            M                M
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       Number of
       committee             2                4                   2                   0
   meetings in Fiscal
       Year 1999

     C = Chairperson
     M = Member

Directors' compensation

ONEOK annually benchmarks directors' compensation and strives to pay at the median for companies of comparable size in its industry.

During Fiscal 1999, twelve meetings were held by the Board of Directors. All directors, except Mr. Fricke, attended at least seventy-five (75%) of the meetings of the Board of Directors and committees on which such directors served. The total amount of directors' fees paid in Fiscal 1999 was $519,468.75. Executive officers are not paid for their services as directors.

In Fiscal 1999, $192,234.75 of the total amount paid for directors' fees was deferred under the Deferred Compensation Plan for Non-Employee Directors. All non-employee directors are eligible to participate in this Plan. In January each year the non-employee directors may elect to have all, or a portion of, the annual retainer fee and meeting fees payable by ONEOK deferred. Deferred amounts are treated either as phantom stock or as a cash deferral.

Phantom stock deferrals will be treated as though the deferred amount is invested in ONEOK common stock at the Fair Market Value on the date the retainer and/or fees are earned. Phantom stock earns the equivalent of dividends, reinvested at the Fair Market Value on the payment date of each common stock dividend declared. Phantom stock accounts are representative of shares of common stock which can be issued to a non-employee Director under the ONEOK, Inc. Long-Term Incentive Plan, but are deferred until settlement in shares of common stock at an elected deferral date. See page 13 for phantom stock ownership.

Cash deferrals will be credited with interest at the Investment Return Rate determined by the Executive Compensation Committee annually.

Also in 1999, ONEOK's shareholders approved modifications to the ONEOK, Inc. Long-Term Incentive Plan to provide for the payment of non-employee directors' compensation in the form of stock awards. As a part of their annual retainer, each director received 200 shares of common stock, which they could elect to defer.

The following table summarizes the compensation of ONEOK's directors:

                         Director's compensation table

  Type of compensation                              Cash   Stock based
----------------------------------------------------------------------
  Annual Retainer                                  $22,500     200
----------------------------------------------------------------------
  Annual Retainer for Committee Chair              $ 3,500
----------------------------------------------------------------------
  Board or Committee Attendance Fee (per meeting)  $ 1,000

Directors' & officers'
ownership of ONEOK, Inc. stock

The following table shows how much ONEOK, Inc. common stock each Named Executive Officer and director owned as of December 31, 1999. No director or executive officer beneficially owns more than 1% of the common stock, and directors and executive officers as a group beneficially own approximately 2.18% of the common stock.

                     Directors' & officers' stock ownership

                                                       Total of shares of
                            Shares of    Directors'       common stock
                              common      deferred   beneficially owned plus
                              stock     compensation   Directors' deferred
  Name and Address of      beneficially plan phantom    compensation plan
  Beneficial Owner/1/        owned/2/     stock/3/        phantom stock
----------------------------------------------------------------------------
  Edwyna G. Anderson             385         208                 593
  William M. Bell/4/           2,839       1,489               4,328
  Larry W. Brummett/5/       110,100          --             110,100
  Douglas R. Cummings          2,200         948               3,148
  Eugene N. Dubay/5/          26,553          --              26,553
  William L. Ford/6/           4,145       2,434               6,579
  Howard R. Fricke                --       2,137               2,137
  John A. Gaberino,
   Jr./5/,/7/                 15,335          --              15,335
  J. M. Graves/8/              3,354          --               3,354
  S. J. Jatras/8/              3,300          --               3,300
  James C. Kneale/5/,/9/      32,684          --              32,684
  David L. Kyle/5/            84,531          --              84,531
  Douglas T. Lake              6,459         229               6,688
  Bert H. Mackie               2,195         948               3,143
  Jerry D. Neal/5/,/10/        8,491          --               8,491
  Douglas Ann Newsom/11/       2,000          --               2,000
  Gary D. Parker/12/           4,682         436               5,118
  J.D. Scott/5/              126,776          --             126,776
  Stanton L. Young            62,500          --              62,500
----------------------------------------------------------------------------
  All directors and
  executive officers as a
  group including those
  named above                636,407       8,829             645,236

Notes to stock ownership table:

/1/ All of ONEOK's directors and named executive officers may be contacted at ONEOK, Inc. 100 West Fifth Street, Tulsa, OK 74103-4298.

/2/ This column includes ONEOK, Inc. stock held by directors and officers, or by members of their families for which the directors and officers have sole or shared voting or investment power, shares of common stock they hold in the ONEOK, Inc. Direct Stock Purchase and Dividend Reinvestment Plan, and ONEOK, Inc. securities directors and officers have the right to acquire within 60 days of December 31, 1999.

/3/ Phantom stock has a value equal to shares of common stock, but phantom stock has no voting rights or other shareholder rights. See Director's Compensation on page 12 for further information concerning the Deferred Compensation Plan for Non-Employee Directors. Phantom stock suffers all the risks, and enjoys all the rewards, of changes in the price of common stock.

/4/ Includes 702 shares held in the Bell Family 1982 Revocable Trust.

/5/ The amounts shown include shares of ONEOK, Inc. common stock:

   . Which the following persons have the right to acquire as a result of the exercise of stock options within 60 days after December 31, 1999 under the ONEOK, Inc. Long-Term Incentive Plan;

   . In the custody of the Trustee for the Thrift Plan for Employees of ONEOK, Inc. and Subsidiaries as of December 31, 1999; and

   . Shares of restricted stock which were granted under the ONEOK, Inc. Long-Term Incentive Plan as of October 21, 1999. These shares are restricted and vest in full after a three-year period. The named individuals have voting rights for these shares and these shares earn dividends:

                                     Exercisable   Held by the
      Executive Officer/Director    within 60 Days Thrift Plan Restricted Stock
    Larry W. Brummett                   51,979        18,917        13,338
    Eugene N. Dubay                     13,000         5,401         4,042
    John A. Gaberino, Jr.                1,775         9,410         4,042
    James C. Kneale                     11,590        12,751         2,021
    David L. Kyle                       36,051        27,927         9,498
    Jerry D. Neal                       10,900             0             0
    J. D. Scott                              0        77,721             0
    All directors and executive
    officers as a group (including
    those named above):                168,695       229,309        44,054

/6/ Includes 1,149 shares owned by the 1979 Leslie A. Ford Trust, of which
    William L. Ford is a trustee. Mr. Ford disclaims beneficial ownership of these shares.

7 Includes 108 shares held by Mrs. John A. Gaberino, Jr. Mr. Gaberino disclaims beneficial ownership of these shares.

/8/ Messrs. J. M. Graves and S. J. Jatras retired from ONEOK's Board of
    Directors effective 01-21-99. Mr. Jatras died in January, 2000.

/9/ Includes 3,475 shares held by Mrs. James C. Kneale. Mr. Kneale disclaims beneficial ownership of these shares. Mr. Kneale also holds 640 shares in trust for his daughter.

/10/Mr. Neal retired from ONEOK effective 05/31/99.

/11/Includes 1,000 shares held by Ms. Newsom's spouse. Ms. Newsom disclaims beneficial ownership of these shares.

/12/Includes 470 shares held by Mrs. Gary D. Parker. In addition, Mr. Parker holds 1,400 shares in trust as the Trustee of the Phillip Wilkinson Irrevocable Trust under agreement dated 07/13/95.

Executive compensation:
Report of the Compensation Committee

The Committee's Responsibilities: The Executive Compensation Committee of the Board ("the Committee") has responsibility for reviewing, and recommending to the full Board of Directors, the Company's executive compensation programs to ensure:

 .  the attraction, retention and appropriate reward of executive officers;
 .  to motivate their performance in the achievement of the Company's business objectives; and
 . to align the interests of executive officers with the long-term interests of the Company's shareholders.

The Committee is composed entirely of outside directors. The purpose of this report is to summarize the philosophical principles, specific program objectives, and other factors considered by the Committee in reaching its recommendations regarding the executive compensation of the Named Executive Officers.

Compensation Philosophy: The Company's executive compensation program is based on the belief that the interests of executives should be closely aligned with those of the shareholders. The Committee has adopted a framework of principles for the management compensation program which:

 .  attracts the best talent to ONEOK;
 .  encourages executives to manage from the perspective of owners with an equity stake in the Company;
 .  motivates individuals to perform at their highest levels;
 . encourages strong financial and operational performance of the Company and creates shareholder value by maintaining a portion of executives' total compensation at risk;
 .  rewards outstanding achievement; and
 . retains the leadership and skills necessary for building long-term shareholder value.

Compensation Methodology: ONEOK strives to provide a comprehensive executive compensation program that is competitive and performance-based in order to attract and retain superior executive talent. Annually, the Committee reviews market data for two components of executive compensation: (1) annual cash compensation, and (2) long-term incentive compensation. To assist in benchmarking the competitiveness of its compensation programs, ONEOK participates in executive compensation surveys and utilizes independent compensation consultants. Because the Committee believes that the Company's direct competition for executive talent is broader than the companies that are included in the Standard & Poor's Natural Gas 500 Index previously used, as well as the new S&P Utilities Index which is currently used in the Performance Graph on page 19, the surveys utilized include the American Gas Association Executive Compensation Survey, the KPMG Oil and Gas Industry Compensation Survey, the Effective Compensation Oil and Gas Industry Compensation Survey, and the Watson Wyatt Worldwide Top Management Compensation Survey.

Components of Compensation:

 .  Annual cash compensation: Annual cash compensation for the Named Executive
   Officers, as well as all executive officers, consists of two components, base salary and a variable, at-risk incentive under the Key Employee Annual Incentive Plan (the "AI Plan").

  Annual base salary is designed to compensate executives for their level of responsibility, experience, sustained individual performance, and contribution to the Company. The Committee recommends to the Board all salary increases for executive officers. The goal is to compensate executives within the 90th percentile of the average salaries paid for similar positions by ONEOK's peers as identified through published surveys, company documents, and other sources.

  Annual incentive awards are issued under the AI Plan and are provided in order to focus attention on achievement of the goals set for the Company and each of its operating units. The AI Plan is designed to allow the Company's officers and other key employees the opportunity to earn compensation that is above average when compared to ONEOK's peers if ONEOK achieves outstanding results compared to those peers and to targeted objectives. The Committee administers the AI Plan in accordance with stated purposes and recommends to the full Board of Directors, based on recommendations of the CEO, all awards under the AI Plan.

  Annual incentive awards are based on achievement of certain corporate goals, as outlined in the table below, unit criteria, when applicable, and individual performance criteria.


              Criteria                    Weight
                   -----------------------------
              Earnings per share           35%
                   -----------------------------
              Shareholder appreciation     35%
                   -----------------------------
              Return on invested capital   30%

Individual performance criteria includes:

  .  problem analysis;                       .  planning and organizational
  .  directing;                                 ability;
  .  utilization of human, capital,          .  decision-making;
     and material resources;                 .  time management;
  .  initiation of, and response to, change; .  communications and team relations;

  The Bonus column of the Summary Compensation Table on page 21 contains the annual incentives earned for Fiscal 1999 for each of the Named Executive Officers.
                                             .  personal actions.

 . Long-term Incentive Compensation: On August 20, 1998, the Committee recommended to the full Board that it amend and restate the Key Employee Stock Plan. The amendments included changing the name to the ONEOK, Inc. Long-Term Incentive Plan (the "LTI Plan"), increasing the number of shares subject to the LTI Plan, modifying the definition of certain terms governing the granting of stock incentives, and providing for payment of non-employee director compensation in the form of stock awards. The LTI Plan was approved by the shareholders on January 21, 1999, and will remain in effect until all shares authorized to be issued as stock incentives have been granted or until the Board terminates the LTI Plan.

  The purpose of the LTI Plan is to provide incentives to enable the Company to attract, retain, and reward key employees and to give such employees an interest parallel to the interests of the Company's shareholders. The LTI Plan is administered by the Committee, and the Committee reviews and recommends to the full Board of Directors, after recommendation of the CEO, all long-term incentive awards. The Committee is authorized to make all decisions and interpretations required to administer and execute the LTI Plan. Participation in the LTI Plan is limited to key employees of ONEOK, Inc. who are in a position to contribute significantly to the growth and profitability of the Company, its divisions, and subsidiaries.

  The LTI Plan authorizes the Committee to grant stock incentives to participating key employees in a variety of forms including: (1) Incentive Stock Options, (2) Non-Statutory Stock Options, (3) Restricted Stock Awards, and (4) Performance Awards. In 1995, 1996, 1997, 1998, and during the four-month period of transition to the Company's new fiscal year end of December 31st ("transition period"), these awards were granted as non-statutory stock options. Also, during the transition period, grants of restricted stock were awarded. In determining the number of stock options awarded, the Committee reviewed a survey detailing the 50th percentile of grant values of long-term incentives in the utility sector, and it also considered the participant's past performance. The table below details the grants which have been made from the LTI Plan and the balance remaining available for grant on December 31, 1999:

        Date         # of    # of Shares First exercisable Date Expiration date
                   Employees
  -----------------------------------------------------------------------------
    11/16/95           57      107,400          11/16/96            11/16/05
  -----------------------------------------------------------------------------
    10/10/96           63      100,700          10/10/97            10/10/06
  -----------------------------------------------------------------------------
    10/16/97           82      199,000          10/16/98            10/16/07
  -----------------------------------------------------------------------------
    01/16/98           37       45,200          01/16/99            01/16/08
  -----------------------------------------------------------------------------
    10/15/98          143      284,100          10/15/99            10/15/08
  -----------------------------------------------------------------------------
    10/21/99
    Stock options     142      308,700          10/21/00            10/21/09
  -----------------------------------------------------------------------------
    10/21/99
    Restricted
    stock              44       66,300          10/21/02            10/21/09
  -----------------------------------------------------------------------------
    Total remaining available for grant as of 12/31/99:            1,359,682

  Non-statutory stock options and restricted stock grants have an exercise price equal to the fair market value of common stock on the date of grant. The options granted in 1995, 1996, 1997, and in January of 1998 are exercisable beginning one year from the date of grant. In 1998 the Committee modified the Non-Statutory Stock Option Agreement to allow stock options granted under that Agreement to become exercisable beginning one year after the date of grant in four equal annual installments. The restricted stock grants awarded during the transition period are restricted for a period of 3 years.

  Stock Options may include a restoration feature, by which options are granted to replace shares that are surrendered by participants as full or partial payment to the Company of the purchase price of shares being acquired through the exercise of the stock option or shares that are surrendered to satisfy the tax obligations incident to the exercise of an option. Each restored option shall have an option price equal to the fair market value of the common stock on the date of grant of the restored option and shall expire on the stated expiration date of the original option.

  The LTI Plan does not allow for the repricing of stock options.

Chief Executive Officer Compensation: This Committee meets annually to review the Board of Directors' evaluation of Mr. Brummett's performance. The Committee uses this performance evaluation, the surveys previously mentioned, and the C.A. Turner Utility Report on financial and stock performance in considering Mr. Brummett's compensation. When reviewing the surveys and financial data, the Committee factors in that Mr. Brummett also serves the Company as Chairman of the Board. Categories in which Mr. Brummett's performance is evaluated include:
(1) leadership, (2) strategic planning, (3) financial issues, (4) management and operations, (5) human resources, and (6) communications.

  . Annual cash compensation: The Committee recommended, and the Board of Directors approved, a base salary amount of $490,000. Because he was paid at his previously approved salary for four months of Fiscal 1999, the actual salary he received in Fiscal 1999 was $476,667.

     Annual incentive compensation for Mr. Brummett is based on attainment of annual performance goals for the Company, and on Mr. Brummett's individual objectives and performance as reviewed by the Committee. Based on these criteria, Mr. Brummett was awarded $181,700 representing 27% of his compensation that related to the Company's performance during the fiscal year.

  . Long-term incentive compensation: On October 15, 1998, Mr. Brummett received a non-statutory stock option grant of 31,200 shares of stock at a purchase price of $35.2188 per share. On October 16, 1999, 7,800 shares of stock under this grant became exercisable, and the remaining portion of the grant will vest equally over the next three years. During the transition period, Mr. Brummett received a non-statutory stock option grant of 35,100 shares of stock at a purchase price of $29.1563 per share. The first 8,775 shares of this grant will not become exercisable until October 21, 2000. He was also granted a restricted stock award of 13,200 shares on October 21, 1999.

Internal revenue service limitations on deductibility of executive compensation: Federal law restricts the deductibility, for federal income tax purposes, of certain executive compensation above a specified threshold. In 1999, no Corporate executives received compensation reaching the threshold. In the Committee's judgment, the potential for non-deductibility of such compensation is either nonexistent or not material. The Committee intends to take into account these tax law provisions in structuring and administering the Company's executive compensation in future years.

Compensation committee interlock and insider participation: There are none.

Respectfully submitted by the members of the Executive Compensation Committee of the Board of Directors:

  s/William L. Ford, Chair
                                           s/Douglas R. Cummings, Vice Chair

  s/Douglas T. Lake
                                           s/Bert H. Mackie

  s/Gary D. Parker                         s/Stanton L. Young

Stock performance graph


                Comparison of Five Year Cumulative Total Return
Among ONEOK, Inc., S&P 500 Index, S&P Utilities Index (New Peer Index), and S&P
                     Natural Gas 500 (Previous Peer Index)




                              [PERFORMANCE GRAPH]

                           12 Months Ended August 31


                                   1994   1995   1996   1997   1998   1999
---------------------------------------------------------------------------
  . ONEOK, Inc.                   100.00 128.80 169.18 208.20 199.92 215.06
---------------------------------------------------------------------------
  .S&P 500 Index                  100.00 121.45 144.19 202.81 219.22 306.52
---------------------------------------------------------------------------
  .S&P Utilities Index (New Peer
   Index)                         100.00 117.07 132.46 146.65 183.59 206.52
---------------------------------------------------------------------------
  .S&P Natural Gas 500 (Previous
   Peer Index)                    100.00 113.32 153.45 185.49 179.65 285.30

Notes to stock performance graph:

1 The Company believes that the S&P Utilities Index (New Peer Index) is more representative of the industry than the S&P Natural Gas 500 Index (Previous Peer Index) that was formerly selected. The New Peer Index is comprised of the following: AES Corp.; Ameren Corp.; American Electric Power; Carolina Power & Light; Central & South West Corp.; Cinergy Corp.; CMS Energy Corp.; Coastal Corp.; Columbia Energy Group; Consolidated Edison Inc.; Consolidated Natural Gas Co.; Constellation Energy Corp.; Dominion Resources Inc; DTE Energy Co.; Duke Energy Corp.; Eastern Enterprises; Edison International; Enron Corp.; Entergy Corp.; Firstenergy Corp.; Florida Progress Corp.; FPL Group Inc.; GPU Inc.; New Century Energies, Inc.; Niagara Mohawk Holdings Inc.; NICOR Inc.; Northern States Power/MN; ONEOK, Inc.; Pacificorp; PECO Energy Co.; Peoples Energy Corp.; PG&E Corp.; PP&L Resources Inc.; Public Service Entrp.; Reliant Energy Inc.; Sempra Energy; Sonat Inc.; Southern Co.; Texas Utilities Co.; UNICOM Corp.; and Williams Cos. Inc. The Previous Peer Index is the S&P Natural Gas 500 Index comprised of: Coastal Corp.; Columbia Energy Group; Consolidated Natural Gas Co.; Eastern Enterprises; ENRON Corp.; NICOR Inc.; ONEOK, Inc.; Peoples Energy Corp.; Sempra Energy; Sonat Inc.; and Williams Cos. Inc.

2 Assuming that the value of the investment in ONEOK common stock and each index was $100 on August 31, 1994, and that all dividends were reinvested, this graph compares ONEOK's cumulative total return (i.e., based on common stock price and dividends), plotted on an annual basis, with the S&P 500 Stock Index, a performance indicator of the overall stock market, the S&P Natural Gas 500 Index cumulative total return previously used, and the New Peer Index, the S&P Utilities Index.

3 The information provided in this Performance Graph and in the Executive Compensation Report of the Compensation Committee on Pages 15-18 should not be considered soliciting material. Also, it should not be considered to be filed with the Securities and Exchange Commission or to be subject to Regulations 14A or 14C, other than as provided in Item 402 of Regulation S-K, or to the liabilities of Section 18 of the Securities Exchange Act of 1934. Unless specific reference is made to such sections in a filing, the information should not be incorporated by reference into any such filing under the Securities Act of 1933 or the Securities Act of 1934. Also, the stock performance as shown on the Performance Graph should not be interpreted as a prediction of future stock performance.

Executive compensation, pension plans & other arrangements

                           Summary compensation table

                                                                      Long-term compensation
                                                                  -------------------------------
                                        Annual compensation               Awards          Payouts
                                                                              Securities
                                                                  Restricted  underlying
                                                     Other annual    stock     options/    LTIP      All other
  Name and principal               Salary/2/  Bonus  compensation award(s)/3/   SARs/4    Payouts compensation/5/
  position                 Year/1/    ($)      ($)       ($)          ($)        / #        ($)         ($)
-----------------------------------------------------------------------------------------------------------------
  L. W. Brummett           SY 1999  165,333        0     None       331,650     35,100     None        9,800
  Chairman of the Board    FY 1999  489,667  181,700     None          None     31,200     None       20,325
  and Chief Executive
   Officer                 FY 1998  435,800  634,900     None          None     44,179/6/  None       12,800
                           FY 1997  400,933  500,000     None          None     10,000     None        9,400
  D. L. Kyle               SY 1999  118,667        0     None       236,175     17,800     None        7,000
  President and            FY 1999  354,669  114,500     None          None     21,000     None       14,412
  Chief Operating Officer  FY 1998  317,472  400,000     None          None     30,801/6/  None       12,800
                           FY 1997  297,600  375,000     None          None      8,000     None        9,400
  E. N. Dubay              SY 1999   83,333        0     None       100,500      8,000     None        5,000
  President - Kansas       FY 1999  234,667   48,100     None          None     12,000     None       12,910
  Gas Service Company      FY 1998  201,233  209,900     None          None     10,000     None       10,000
                           FY 1997  166,850  250,000     None          None      2,500     None        3,200
  J. A. Gaberino, Jr.      SY 1999   80,000        0     None       100,500      8,000     None        7,110
  Senior Vice President    FY 1999  235,000   38,500     None          None      7,100     None        9,762
  and General Counsel      FY 1998  131,250   78,400     None          None          0     None            0
                           FY 1997        0        0     None          None          0     None            0
  J. C. Kneale             SY 1999   80,000        0     None        50,250      8,000     None        7,686
  Vice President,
   Treasurer,              FY 1999  216,676   48,100     None          None      6,500     None       12,300
  and Chief Financial
   Officer                 FY 1998  191,677  167,900     None          None      9,965/6/  None        9,234
                           FY 1997  143,733  105,340     None          None      4,429/6/  None        8,620
  J. D. Neal               SY 1999        0        0     None             0          0     None            0
  Retired 05/31/99         FY 1999  128,917   20,700     None          None      4,000     None        7,595
  Vice President,
   Treasurer,              FY 1998  168,000   85,400     None          None      5,900     None        9,600
  and Chief Financial
   Officer                 FY 1997  166,066  102,600     None          None      2,500     None        9,400

 /1/The Company has changed its year end from August 31st to December 31st.
    Periods shown as SY1999 refer to the four (4) months ending December 31, 1999. Periods using FY refer to fiscal years ended August 31st of the years indicated. Compensation data is presented for Fiscal 1999, the four-month transition period ended December 31, 1999, and the twelve-month fiscal years ended August 31, 1998 and August 31, 1997.
 /2/This column includes $13,000 in fees received in Fiscal 1999 and $2,000 received from 9-1-99 to 12-31-99 by Mr. Brummett and Mr. Kyle for serving on the Board of Directors of Magnum Hunter Resources, Inc. ONEOK Resources Company is a 30% owner of Magnum Hunter Resources, Inc.
 /3/Restricted stock was granted under the ONEOK, Inc. Long-Term Incentive Plan on October 21, 1999. These values represent the number of shares granted times the closing price ($25.125) of unrestricted stock as of 12/31/99. The awards were as follows:

    L. W. Brummett       13,200 shares
    D. L. Kyle            9,400 shares
    E. N. Dubay           4,000 shares
    J. A. Gaberino, Jr.   4,000 shares
    J. C. Kneale          2,000 shares
    J. D. Neal                0 shares

 /4/No Stock Appreciation Rights ("SARs") were granted in Fiscal 1999 or during the four-month transition period ended 12/31/99 to any of the named executive officers.
 /5/The table below shows the components of this column for Fiscal 1999 and the four-month transition period (SY 1999):

                                                        ONEOK match to ONEOK, Inc. Employee
                         ONEOK match to Thrift Plan   Non-Qualified Deferred Compensation Plan
                         ---------------------------------------------------------------------
                            FY 1999         SY 1999          FY 1999              SY 1999
    L. W. Brummett       $      10,325.00           0 $            10,000.00 $            9,800
    D. L. Kyle                  10,012.00           0               4,400.00              7,000
    E. N. Dubay                 12,910.00           0                   0.00              5,000
    J. A. Gaberino, Jr.          9,762.00           0                   0.00              7,110
    J. C. Kneale                12,300.00           0                   0.00              7,686
    J. D. Neal                   7,595.00           0                   0.00                  0

 /6/A portion of the securities underlying these grants are restored or "reloaded" options. The stock option agreements provide that an additional option may be granted if, and when, the optionee exercises all or part of the option using common stock to pay the purchase price of the option or to satisfy tax obligations incident to the exercise of the option. The restored option will be exercisable for the number of shares tendered to pay the option price or to satisfy any tax obligation, and will be exercisable at any time after the expiration of a period of six (6) months following the date of grant (or at any other time as determined by ONEOK) and will expire on the expiration date of the original grant. The number of restored options included in these grants are as follows:

    L. W. Brummett  11,662 shares at an exercise price of $35.75 Expires 11-16-05
                     7,517 shares at an exercise price of $35.75 Expires 10-10-06
    D. L. Kyle       5,919 shares at an exercise price of $35.75 Expires 11-16-05
                     1,369 shares at an exercise price of $35.75 Expires 11-16-05
                     6,013 shares at an exercise price of $35.75 Expires 10-10-06
    J. C. Kneale     1,974 shares at an exercise price of $34.03 Expires 10-10-06
                     1,391 shares at an exercise price of $42.53 Expires 11-16-05
                     1,929 shares at an exercise price of $30.69 Expires 11-16-05

Option grant table

The following table represents additional information concerning the option awards shown in the Summary compensation table for Fiscal Year 1999 and for the four-month transition period ending 12/31/99. These options to purchase common stock were granted to the Named Executive Officers under the ONEOK, Inc. Long-Term Incentive Plan.

     Option grants in Fiscal Year 1999 and during the 4-month period ending
                                  12/31/99/1/


                                                                                 Potential realizable value
                                                                                 at assumed annual rates of
                                                                                  stock price appreciation
                                Individual grants                                    for option term/3/
------------------------------------------------------------------------------------------------------------
                                             Percent of
                           Securities       total options
                           underlying        granted to     Exercise
                            options           employees      or base
                           granted/2/     in fiscal year &    price   Expiration
         Name             Date     Number transition period ($/share)    date         5%           10%
  L. W. Brummett       10-15-98 FY 31,200      10.98%       $35.2188   10-15-08  $    691,046 $    1,751,247
                       10-21-99 SY 35,100      11.34%       $29.1563   10-21-09  $    643,602 $    1,631,014
  D. L. Kyle           10-15-98 FY 21,000       7.39%       $35.2188   10-15-08  $    465,127 $    1,178,724
                       10-21-99 SY 17,800       5.75%       $29.1563   10-21-09  $    326,385 $      827,124
  E. N. Dubay          10-15-98 FY 12,000       4.22%       $35.2188   10-15-08  $    265,787 $      673,556
                       10-21-99 SY  8,000       2.58%       $29.1563   10-21-09  $    146,690 $      371,741
  J. A. Gaberino, Jr.  10-15-98 FY  7,100       2.50%       $35.2188   10-15-08  $    157,257 $      398,521
                       10-21-99 SY  8,000       2.58%       $29.1563   10-21-09  $    146,690 $      371,741
  J. C. Kneale         10-15-98 FY  6,500       2.29%       $35.2188   10-15-08  $    143,968 $      364,843
                       10-21-99 SY  8,000       2.58%       $29.1563   10-21-09  $    146,690 $      371,741
  J. D. Neal           10-15-98 FY  4,000       1.41%       $35.2188   10-15-08  $     88,596 $      224,519
                       10-21-99 SY      0       0.00%                            $          0 $            0

 Notes to option grant table:
 /1/No Stock Appreciation Rights ("SARs") were granted in Fiscal 1999 or during the four-month transition period ended 12/31/99.
 /2/Each option was awarded with an exercise price equal to the fair market value of a share of ONEOK, Inc. common stock on the date of the grant and will become exercisable in four equal installments commencing one year from the grant date.
 /3/These amounts represent assumed rates of appreciation only and are not intended to forecast future appreciation of the common stock price. Actual gains, if any, on stock option exercises depend on the future performance of the common stock and overall market conditions. There can be no assurances that the potential values reflected in this table will be achieved.

Aggregated option/SAR exercises and Year-End values

The following table shows information for the Named Executive Officers, concerning:

  . exercises of stock options and SARs/1/ during Fiscal 1999 and during the four-month transition period ended 12/31/99; and

  . the amount and values of unexercised stock options and SARs as of December 31, 1999.

    Aggregated options/SAR exercises in 1999 and Year-End option/SAR values

                                                                          Value of unexercised in-
                                                                                    the-
                                             Number of securities          money options at fiscal
                                            underlying unexercised              year end & at
                                         options at fiscal year end &       transition period end
                                         at transition period end (#)              ($)/2/
                        Shares
                       acquired
                          on     Value
                       exercise Realized  Exercisable     Unexercisable   Exercisable Unexercisable
  Name                   (#)      ($)
  L. W. Brummett         0 FY     0 FY         44,179 FY        31,200 FY   $0.00 FY    $0.00 FY
                         0 SY     0 SY         51,979 SY        58,500 SY   $0.00 SY    $0.00 SY
  D. L. Kyle             0 FY     0 FY         30,801 FY        21,000 FY   $0.00 FY    $0.00 FY
                         0 SY     0 SY         36,051 SY        33,550 SY   $0.00 SY    $0.00 SY
  E. N. Dubay            0 FY     0 FY         10,000 FY        12,000 FY   $0.00 FY    $0.00 FY
                         0 SY     0 SY         13,000 SY        17,000 SY   $0.00 SY    $0.00 SY
  J. A. Gaberino, Jr.    0 FY     0 FY              0 FY         7,100 FY   $0.00 FY    $0.00 FY
                         0 SY     0 SY          1,775 SY        13,325 SY   $0.00 SY    $0.00 SY
  J. C. Kneale           0 FY     0 FY          9,965 FY         6,500 FY   $0.00 FY    $0.00 FY
                         0 SY     0 SY         11,590 SY        12,875 SY   $0.00 SY    $0.00 SY
  J. D. Neal             0 FY     0 FY         10,900 FY             0 FY $27,650 FY    $0.00 FY
                         0 SY     0 SY         10,900 SY             0 SY  $3,510 SY    $0.00 SY

 /1/No Stock Appreciation Rights ("SARs") were granted in Fiscal 1999 or during the four-month transition period ended 12/31/99.

 /2/Based on per share price for ONEOK, Inc. common stock at fiscal year end
    (FY) of $30.8125 per share and $25.0938 for the four-month transition period ended 12/31/99 (SY). The price reflects the average of the high and low trading price on the New York Stock Exchange on August 31, 1999 and on December 31, 1999

Pension plans

This table shows the estimated annual retirement benefits payable to a covered participant based upon the final average pay formulas of the Retirement Plan for Employees of ONEOK, Inc. and Subsidiaries/1/. The estimates assume that benefits are received in the form of a single life annuity.

                  Estimated annual benefits under final-average earnings
                                     /2/ /3/ /4/ /5/
               ---------------------------------------------------------------
                  15 Years     20 Years     25 Years     30 Years     35 Years
    --------------------------------------------------------------------------
      $125,000     $44,396      $53,725      $63,055      $72,385      $81,715
    --------------------------------------------------------------------------
      $150,000     $53,771      $65,132      $76,493      $87,854      $99,215
    --------------------------------------------------------------------------
      $175,000     $63,146      $76,538      $89,930     $103,322     $116,715
    --------------------------------------------------------------------------
      $200,000     $72,521      $87,944     $103,368     $118,791     $134,215
    --------------------------------------------------------------------------
      $225,000     $81,896      $99,350     $116,805     $134,260     $151,715
    --------------------------------------------------------------------------
      $250,000     $91,271     $110,757     $130,243     $149,729     $169,215
    --------------------------------------------------------------------------
      $300,000    $110,021     $133,569     $157,118     $180,666     $204,215
    --------------------------------------------------------------------------
      $400,000    $147,521     $179,194     $210,868     $242,541     $274,215
    --------------------------------------------------------------------------
      $450,000    $166,271     $202,007     $237,743     $273,479     $309,215
    --------------------------------------------------------------------------
      $500,000    $185,021     $224,819     $264,618     $304,416     $344,215

Notes to the pension benefits table:
/1 /The Retirement Plan for Employees of ONEOK, Inc. and Subsidiaries is a tax-qualified, defined-benefit pension plan under both the Internal Revenue Code of 1986, as amended, and the Employee Retirement Income Security Act of 1974, as amended. Benefits become vested and non-forfeitable after completion of five years of continuous employment. A vested participant receives the retirement benefit at retirement age under the Retirement Plan, unless separating earlier from service, in which case the retirement benefit is actuarially reduced for early commencement. Benefits are calculated at retirement date based on credited service, limited to a maximum of 35 years, and final average earnings. Credited years of service under these plans for the Named Executive Officers as of December 31, 1999 are as follows: L. W. Brummett, 25 years and 6 months; D. L. Kyle, 25 years and 6 months; E. N. Dubay, 3 years and 8 months; J. A. Gaberino, Jr.,
    1 year and 11 months; J. C. Kneale, 18 years and 8 months; and J. D. Neal (retired 05/31/99) 35 years.

/2/ For purposes of the above table, the annual Social Security Covered
    Compensation benefit ($33,060) was used in the excess benefit calculation.

/3/ Under the Internal Revenue Code, the annual compensation of each employee to be taken into account under the Retirement Plan cannot exceed $150,000, adjusted for increases in the cost of living, for plan years beginning after December 31, 1993. The maximum amount for 1999, as adjusted, is $160,000.

/4/ Amounts are estimates only and would be subject to adjustment based on rules and regulations applicable to the method of distribution and survivor benefit options selected by the retiree. Retirement benefits would be actuarially reduced for retirement prior to age 65.

/5/ The compensation covered by the Retirement Plan benefit formula is the basic salary paid to an employee within the employee's final average earnings. The final average earnings means the employee's highest earnings during any sixty consecutive months during the last 120 months of employment. For any employee named or shown in the Summary compensation table who retires with vested benefits under the Plan, the compensation shown as "salary" in the Summary compensation table could be considered covered compensation in determining benefits, except that the Plan benefit formula takes into account only a fixed percentage of final average earnings which is uniformly applied to all employees. The amount of covered compensation that may be considered in calculating retirement benefits is also subject to limitations in the Internal Revenue Code of 1986, as amended, applicable to the Plan.

ONEOK, Inc. Supplemental Executive
Retirement Plan

The following table sets forth the estimated benefits payable upon retirement at age 65 to a covered participant under the Supplemental Executive Retirement Plan ("SERP"). The estimates assume that a covered participant is fully vested. The amounts shown would be reduced for commencement prior to age 60. SERP benefits are offset by benefits payable under the Retirement Plan.

                 Estimated annual benefits at indicated age of retirement
               --------------------------------------------------------------------------
                 50 and under                 55                 60           65 and over
-----------------------------------------------------------------------------------------
  $125,000            $62,500            $70,000            $73,563               $77,125
-----------------------------------------------------------------------------------------
  $150,000            $75,000            $84,000            $88,275               $92,550
-----------------------------------------------------------------------------------------
  $175,000            $87,500            $98,000           $102,988              $107,975
-----------------------------------------------------------------------------------------
  $200,000           $100,000           $112,000           $117,700              $123,400
-----------------------------------------------------------------------------------------
  $225,000           $112,500           $126,000           $132,413              $138,825
-----------------------------------------------------------------------------------------
  $250,000           $125,000           $140,000           $147,125              $154,250
-----------------------------------------------------------------------------------------
  $300,000           $150,000           $168,000           $176,550              $185,100
-----------------------------------------------------------------------------------------
  $400,000           $200,000           $224,000           $235,400              $246,800
-----------------------------------------------------------------------------------------
  $450,000           $225,000           $252,000           $264,825              $277,650
-----------------------------------------------------------------------------------------
  $500,000           $250,000           $280,000           $294,250              $308,500


The SERP covers certain elected or appointed officers of ONEOK, and certain other highly compensated employees in the management of ONEOK. Participants are selected by the CEO, or in the case of the CEO by the Board of Directors.

Benefits payable to participating employees under the SERP are based upon a specified percentage (reduced for early retirement) of the highest 36 consecutive month's compensation of the employee's last 60 months of service.

   .   SERP benefits less the benefit payable under the Retirement Plan;

   .   Pension benefits from the Retirement Plan.

The SERP will, in any case, pay a benefit equal to the benefit which would be payable to the participant under the Retirement Plan if the limitations imposed by the Internal Revenue Code Sections 401(a)(17) and 415(b) were not applicable, less the benefit payable under the Retirement Plan with such limitations. Benefits under the SERP are paid coincidentally with the payment of benefits under the Retirement Plan or as the administrative committee may determine.

ONEOK has begun funding this benefit in a Rabbi Trust.

The Board of Directors may amend or terminate the SERP at any time; however, benefits to current participants may not be reduced.

Change in control and termination agreements

During 1999, ONEOK, Inc. entered into new termination agreements with each of its named executive officers. These agreements replaced former termination agreements between ONEOK and its named executive officers. Each of the new termination agreements has a three-year term, but will be extended automatically in one-year increments unless ONEOK provides notice to the officer that it does not wish to extend the term at least 90 days before the January 1 preceding the initial termination date of the agreement.

Under the termination agreements, severance payments and benefits are payable if there is a change in control of ONEOK and the officer's employment is terminated without "just cause" or for "good reason" at any time during the three years after the change in control, or for Messrs. Brummett and Kyle, for any reason by the executive within twelve (12) months of the change in control. In general, these severance benefits include:

 .   a lump sum payment equal to three times the officers' current annual compensation, plus a prorated portion of the officers' short-term incentive compensation;
 .   accelerated vesting of retirement and other benefits under ONEOK's SERP;
 .   continuation of welfare benefits for thirty-six (36) months;
 .   for Messrs. Brummett and Kyle, gross up payments to cover any excise taxes due if any portion of their severance payments constitute excess parachute payments; and
 .   for each of the other named executive officers, severance payments will be reduced if the net after-tax benefit to such named executive officer exceeds the net after-tax benefit if such reduction were not made. ONEOK will make gross up payments to such officers only if the severance payments, as reduced, are later deemed to constitute excess parachute payments.

Calculated using base salary and bonus levels during 1999, and assuming a December 31, 1999, change in control and termination date, payments under the termination agreements (excluding any gross up payments) with ONEOK's named executive officers would have been: L. W. Brummett, $4,393,815; D. L. Kyle, $2,896,957; E. N. Dubay, $1,643,370; J. A. Gaberino, Jr., $1,562,463; J. C.
Kneale, $1,725,435; and J. D. Neal (retired 05/31/99) $0.

Under each agreement a change in control will occur if:

 .   in connection with a merger, tender offer, sale of assets or other business combination, or a contested election, the individuals who were directors immediately before the transaction no longer constitute a majority of the board of directors of ONEOK or any successor company; or
 .   any person or entity acquires beneficial ownership of 15% or more of
    ONEOK's outstanding voting securities, except as provided below:

A change in control will not result if WAI, Inc. or Western Resources, Inc. acquires 15% or more of ONEOK's outstanding voting securities under their Shareholder Agreement with ONEOK, but this exception expires upon (1) termination of the Shareholder Agreement or (2) upon the successful consummation of a "buyout tender offer," as defined in the Shareholder Agreement.

Other change in control arrangements:

Under ONEOK, Inc.'s Long Term Incentive Plan, non-qualified stock options granted to the named executive officers will become fully vested upon a change in control, and shares of restricted stock will become fully vested and non-restricted.

Section 16(a) beneficial ownership reporting compliance

ONEOK believes that during Fiscal 1999 all Securities and Exchange Commission filings of its officers, directors and ten percent shareholders complied with the requirements of Section 16 of the Securities Exchange Act, based on a review of forms filed, or written notice that no annual forms were required, except for two reports covering two purchases of stock made by Ms. Douglas Ann Newsom's spouse, which were reported late on a Form 4 filed for April 1999. Ms. Newsom disclaims ownership of these shares.

Other matters

We do not know of other matters that are likely to be brought before the meeting.

By order of the Board of Directors,

/s/ Deborah B. Barnes

Deborah B. Barnes
Vice President, Secretary, and Associate General Counsel
Tulsa, OK
March 10, 2000

                                                                       EXHIBIT A
                        SUMMARY OF MATERIAL FEATURES OF
                 THE EMPLOYEE STOCK PURCHASE PLAN (the "Plan")

   The persons who are eligible to participate in the Plan are employees of the Corporation and such of its subsidiaries as are designated by the Compensation Committee of the Board of Directors as participating employers, including members of the Board of Directors who are employees, whose customary employment is more than 20 hours per week and 5 months in a calendar year, or who meet such lesser customary employment and service requirements as the Committee may specify on a uniform and non-discriminatory basis. Employees who own five percent (5%) or more of the Corporation's stock or a subsidiary's stock may not purchase stock under the Plan.

   Under the Plan, the Compensation Committee may permit eligible employees to purchase, through regular payroll deductions, shares of Common Stock at a purchase price equal to a lesser of (a) eighty-five percent (85%) of the fair market value of a share of Common Stock at the beginning of an offering period, or (b) eighty-five percent (85%) of the fair market value of a share of Common Stock at the end of such offering period. In its discretion, the Compensation Committee, which will administer the Plan, may set a higher (but not a lower) purchase price in advance of any offering period and may permit employee contributions to be made by means in addition to payroll deductions (such as lump sum payments). Under the Plan, the fair market value of a share of Common Stock is generally equal to the average of the high and low sale prices of a share of Common Stock in consolidated trading on the date in question as reported by The Wall Street Journal or another reputable source designated by the Committee.

   The duration of offering periods are determined by the Compensation Committee but may not exceed twenty-seven (27) months. The Compensation Committee also determines the date on which each offering period will begin. The Plan provides that unless the Compensation Committee determines otherwise, a new offering period will commence in the first payroll period coinciding with or next following January 1 of each year and will extend until the next offering commences. The Compensation Committee may at any time suspend or accelerate the completion of an offering period, including upon or in contemplation of a "Change in Control" as defined in the Plan.

   An eligible employee may contribute up to a maximum of ten percent (10%) of his/her base compensation (or such lesser amount as the Compensation Committee may prescribe) for purchase of shares pursuant to the Plan. Payroll deductions are accumulated, along with any other employee contributions (e.g. lump sum contributions), to be used to purchase shares of Common Stock at the end of the offering period. A participant may generally increase, decrease, or suspend payroll deductions during an offering period or withdraw from participation in the Plan at any time. If a participant's employment terminates for any reason before the end of an offering period, his or her participation in the Plan ceases immediately, and any accumulated employee contributions are paid to such participant. No participant may purchase more than $25,000 of Common Stock in any calendar year, measured by its undiscounted value at the beginning of each offering or such lesser amount as the Compensation Committee may fix under the Plan.

   The additional 1,400,000 shares of Common Stock when authorized for sale under the Plan, and any other shares authorized but unissued under the Plan may be authorized and unissued shares, treasury shares, or any combination thereof. The Plan authorizes the Corporation to issue or transfer sufficient shares of Common Stock to a trust (including a grantor trust) at any time (including upon or in contemplation of a Change in Control) to satisfy its obligations under any offerings then in progress, in which case the shares may be treated as authorized and issued shares while held in the trust with full dividend and voting rights.

   The Board of Directors may amend the Plan at any time and in any respect without shareholder approval unless shareholder approval of the amendment in question is required under Oklahoma law, the Internal Revenue Code of 1986, as amended (Code), any applicable exemption from Section 16 of the Securities Exchange Act of 1934, as amended, for which the Corporation intends transactions by executive officers or directors of the Corporation to qualify, any national securities exchange or system on which the Common Stock is then listed or reported, or under any other applicable laws, rules, or regulations. The provisions of the Plan that determine the amount, price, and time of stock purchases by executive officers and directors may not be amended more than once every six months other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended (ERISA), or the rules thereunder unless the Corporation's General Counsel determines that such restriction on amendments is not necessary to secure or maintain any exemption from Section 16 of the Securities Exchange Act of 1934, as amended, for which the Corporation intends executive officers and directors to qualify. The Plan will continue in effect until all shares authorized to be sold thereunder have been sold, subject to the right of the Board of Directors to terminate the Plan at any earlier time.

   The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code and, as a result, participants will be afforded favorable tax treatment under Sections 421 and 423 of the Code. A participant in an offering under the Plan will not recognize income subject to the Federal income tax at the commencement of an offering period or at the time shares are purchased. However, any discount from the market price on the purchase date may be subject to employment taxes (FICA and FUTA). No Federal income tax consequences result to the Corporation at the commencement of an offering period under the Plan, upon the subsequent purchases of Common Stock by participants, or upon the disposition of shares acquired under the Plan other than with respect to a disqualifying disposition. If no disposition of the shares purchased in an offering period is made within two years from the commencement of such offering period nor within one year from the date the shares are transferred to the employee, then upon subsequent disposition of the shares, ordinary income may be recognized by the participant, depending upon the purchase price formula applicable to that offering, on up to fifteen percent (15%) of the market price of the shares on such commencement date; any additional gain realized will be capital gain. Any loss realized by an employee upon disposition of the shares will constitute a capital loss.

   If the shares are disposed of within either the two-year or one-year periods mentioned above (a so-called disqualifying disposition), the participant will recognize ordinary income at the time of such disposition in an amount equal to the difference between the fair market value of the shares at the time such shares were purchased and the purchase price of the shares, and the Corporation will generally be entitled to a corresponding deduction from its income. Any difference between such fair market value and the disposition price will be treated as capital gain or loss to the participant and will not be deductible by the Corporation.

   As of February 22, 2000, a total of approximately 3,100 employees of the Corporation and its subsidiaries, including all officers, are eligible to participate in the Plan. However, it is not possible to determine how may employees will elect to participate, the amount that participating employees will elect to contribute, or the number of shares which may be purchased and price thereof under the Plan.

                                  ONEOK, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

1. Purpose.

   The purpose of this Plan is to provide eligible employees the opportunity to purchase Common Stock at a discount on a basis that qualifies for the tax treatment prescribed by Section 423 of the Code.

2. Definitions.

   The following terms, when used in the Plan, shall have the following meanings:

   (a) "Base Compensation" means, with respect to any offering period: (i) in the case of an employee normally paid an hourly rate, the employee's hourly rate at the inception of the offering period multiplied by 2,080, (ii) in the case of an employee normally paid at a weekly rate, the employee's weekly rate at the inception of the offering period multiplied by 52, (iii) in the case of an employee normally paid at a bi-weekly rate, the employee's bi-weekly rate at the inception of the offering period multiplied by 26, (iv) in the case of an employee normally paid at a monthly rate, the employee's monthly rate at the inception of the offering period multiplied by 12; and (v) in the case of an employee normally paid at an annual rate, the employee's annual rate at the inception of the offering period. Base compensation shall be determined by reference to the applicable rate before any deductions pursuant to a salary reduction agreement under any plan qualified under Section 401(k) of the Code or any cafeteria plan under Code Section 125 and shall exclude any bonuses, commissions, overtime pay, fringe benefits, stock options and other special compensation payable to an employee.

   (b) "Board" or "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

   (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to the Code or to a particular section of the Code shall include references to any related Treasury Regulations and rulings and to successor provisions.

   (d) "Committee" means the committee appointed by the Board of Directors to administer the Plan pursuant to the provisions of Section 3(a) below.

   (e) "Common Stock" means common stock, par value $0.01, of the Company.

   (f) "Company" means ONEOK, Inc., an Oklahoma corporation, its successors and assigns.

   (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

   (h) "Fair Market Value" on a particular date means the average of the high and low sale prices of the Common Stock in consolidated trading on the date in question as reported by The Wall Street Journal or another reputable source designated by the Committee; provided that if there were no sales on such date reported as provided above, the respective prices on the most recent prior day for which a sale was so reported. If the foregoing method of determining fair market value should be inconsistent with Section 423 of the Code, "Fair Market Value" shall be determined by the Committee in a manner consistent with such section of the Code and shall mean the value as so determined.

   (i) "General Counsel" means the General Counsel of the Company serving from time to time.

   (j) "Plan" means the ONEOK, Inc. Employee Stock Purchase Plan set forth in these pages, as amended from time to time.

   (k) "SEC Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as such rule or any successor rule may be in effect from time to time.

   (l) "Section 16 Person" means a person subject to Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

   (m) "Subsidiary" means a subsidiary as defined in Section 424(f) of the Code, including a corporation which becomes such a subsidiary in the future.

3. Administration.

   (a) The Plan shall be administered by a committee of the Board consisting of two or more directors appointed from time to time by the Board. No person shall be appointed to or shall serve as a member of such committee unless at the time of such appointment and service he or she shall be a "Non-Employee Director", as defined in SEC Rule 16b-3.

   (b) Subject to the provisions of the Plan, the powers of the Committee shall include having the authority, in its discretion, to:

        (i) define, prescribe, amend and rescind rules, regulations, procedures, terms and conditions relating to the Plan; and

        (ii) make all other determinations necessary or advisable for the administration of the Plan, including but not limited to interpreting the Plan, correcting defects, reconciling inconsistencies and resolving ambiguities.

        (iii) approve any transaction involving a grant, award or other transaction from the Company to a Section 16 Person (other than a Discretionary Transaction, as defined in SEC Rule 16b-3), so as to exempt such transaction under SEC Rule 16b-3; provided, that any transaction under the Plan involving a
Section 16 Person also may be approved by the Board of Directors, or may be approved or ratified by the stockholders of the Company, in the manner that exempts such transaction under SEC Rule 16b-3.

   (c) The interpretation by the Committee of the terms and provisions of the Plan, and its administration of the Plan, and all action taken by the Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, all participants and employees, and upon their respective successors and assigns, and upon all other persons claiming under or through any of them.

   (d) Members of the Board and members of the Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties.

4. Stock Subject to the Plan.

   (a) Subject to paragraph (c) below, the aggregate number of shares of Common Stock which may be sold under the Plan is 1,400,000.

   (b) If the number of shares of Common Stock that participating employees become entitled to purchase is greater than the number of shares of Common Stock that are offered in a particular offering or that remain available under the Plan, the available shares of Common Stock shall be allocated by the Committee among such participating employees in such manner as it deems fair and equitable.

   (c) In the event of any change in the Common Stock, through recapitalization, merger, consolidation, stock dividend or split, combination or exchange of shares, spinoff or otherwise, the Committee may make such equitable adjustments in the Plan and the then outstanding offerings as it deems necessary and appropriate including, but not limited to, changing the number of shares of Common Stock reserved under the Plan, and the price of the current offering; provided that any such adjustments shall be consistent with Sections 423 and 424 of the Code.

   (d) Shares of Common Stock which are to be delivered under the Plan may be obtained by the Company from its treasury, by purchases on the open market or from private sources, or by issuing authorized but unissued shares of its Common Stock. Shares of authorized but unissued Common Stock may not be delivered under the Plan if the purchase price thereof is less than the par value (if any) of the Common Stock at the time. The Committee may (but need not) provide at any time or from time to time (including without limitation upon or in contemplation of a change in control) for a number of shares of Common Stock equal in number to the number of shares then subject to options under this Plan, or expected to be subject to options under this Plan in the then pending offering(s), to be issued or transferred to, or acquired by, a trust (including but not limited to a grantor trust) for the purpose of satisfying the Company's obligations under such options, and, unless prohibited by applicable law, such shares held in trust shall be considered authorized and issued shares with full dividend and voting rights, notwithstanding that the options to which such shares relate might not be exercisable at the time. No fractional shares of Common Stock shall be issued or sold under the Plan.

5. Eligibility.

   All employees of the Company and any Subsidiaries designated by the Committee from time to time will be eligible to participate in the Plan, in accordance with and subject to such rules and regulations as the Committee may prescribe; provided, however, that (a) such rules shall neither permit nor deny participation in the Plan contrary to the requirements of the Code (including but not limited to Section 423(b)(3), (4) and (8) thereof), (b) no employee shall be eligible to participate in the Plan if his or her customary employment is 20 hours or less per week or for not more than 5 months in any calendar year, unless the Committee determines otherwise on a uniform and non-discriminatory basis, (c) no employee may be granted an option under the Plan if such employee, immediately after the option is granted, owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of his or her employer corporation or any parent or Subsidiary corporation (within the meaning of Section 423(b)(3) of the Code). For purposes of the preceding sentence, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and stock which the employee may purchase under outstanding options (whether or not such options qualify for the special tax treatment afforded by Code Section 421(a)) shall be treated as stock owned by the employee; and (d) all participating employees shall have the same rights and privileges except as otherwise permitted by Section 423(b)(5) of the Code.

6. Offerings; Participation.

   The Company may make offerings of up to 27 months' duration each, to eligible employees to purchase Common Stock under the Plan, until all shares authorized to be delivered under the Plan have been exhausted or until the Plan is sooner terminated by the Board. Subject to the preceding sentence, the duration and commencement date of any offerings shall be determined by the Committee in its sole discretion; provided that, unless the Committee determines otherwise, a new offering shall commence on the first day of the Company's first payroll period coinciding with or next following each January 1 after the effective date of this Plan and shall extend through and include the payroll period immediately preceding the payroll period in which the next offering commences. Subject to such rules, procedures and forms as the Committee may prescribe, an eligible employee may participate in an offering at such time(s) as the Committee may permit by authorizing a payroll deduction for such purpose of up to a maximum of ten percent of his or her Base Compensation or such lesser amount as the Committee may prescribe. The Committee may (but need not) permit employee contributions to be made by means other than payroll deductions, provided that in no event shall an employee's contributions from all sources in any offering exceed ten percent of his or her Base Compensation or such lesser amount as the Committee may prescribe. The Committee may at any time suspend or accelerate the completion of an offering if required by law or deemed by the Committee to be in the best interests of the Company, including in the event of a change in ownership or control of the Company or any Subsidiary. The Company's obligation to sell and deliver Common Stock under this Plan shall be subject to the approval of any governmental authority whose approval the General Counsel determines is necessary or advisable to obtain in connection with the authorization, issuance or sale of such Common Stock.

7. Payroll Deductions.

   (a) The Company will maintain payroll deduction accounts on its books for all participating employees. All employee contributions shall be credited to such accounts. Employee contributions credited to the payroll deduction accounts of participating employees need not be segregated from other corporate funds and may be used for any corporate purpose.

   (b) At such times as the Committee may permit and subject to such rules, procedures and forms as the Committee may prescribe, an employee may increase, decrease or suspend his or her payroll deduction during an offering, or may withdraw the balance of his or her payroll deduction account and thereby withdraw from participation in an offering. However, an employee may at any time waive in writing the right or privilege to decrease or suspend his or her payroll deductions or withdraw from participation in a particular offering for a period of at least six months. Any such waiver shall be irrevocable with respect to the period ending six months after the employee files a superseding written revocation of such waiver with the Company.

   (c) No employee shall make any elective contribution or employee contribution to the Plan (within the meaning of Treasury Regulation Section 1.401(k)-1(d)(2)(iv)(B)(4)) during the balance of the calendar year after the employee's receipt of a hardship distribution from a plan of the Company or a related party within the provisions of Code Section 414(b), (c), (m) or (o) containing a cash or deferred arrangement under Section 401(k) of the Code, or during the following calendar year. The foregoing sentence shall not apply if and to the extent the General Counsel determines it is not necessary to qualify any such plan as a cash or deferred arrangement under Section 401(k) of the Code.

   (d) Any balance remaining in any employee's payroll deduction account at the end of an offering period will be carried forward into the employee's payroll deduction account for the following offering period. In no event will the balance carried forward be equal to or greater than the purchase price of one share of Common Stock as determined under Section 8(c) below. Any excess shall be refunded to the participant. Upon termination of the Plan, all amounts in the accounts of participating employees shall be carried forward into their payroll deduction accounts under a successor plan, if any, or refunded to them, as the Committee may decide.

   (e) In the event of the termination of a participating employee's employment for any reason, his or her participation in any offering under the Plan shall cease, no further amounts shall be deducted pursuant to the Plan and the balance in the employee's account shall be paid to the employee, or, in the event of the employee's death, to the employee's beneficiary under the Company's basic group life insurance program.

8. Purchase; Limitations.

   (a) Within the limitations of Section 8(d) below, each employee participating in any offering under the Plan will be granted an option, upon the effective date of such offering, for as many full shares of Common Stock as the amount of his or her payroll deduction account (including any contributions made by means other than payroll deductions) at the end of the offering can purchase.

   (b) As of the last day of the offering period, the payroll deduction account of each participating employee shall be totaled. Subject to the provisions of
Section 7(b) above and 8(d) below, if such account contains sufficient funds as of that date to purchase one or more full shares of Common Stock at the price determined under Section 8(c) below, the employee shall be deemed to have exercised an option to purchase the largest number of full shares of Common Stock at the price determined under Section 8(c) below that his or her payroll deduction account will permit; such employee's account will be charged for the amount of the purchase and for all purposes under the Plan the employee will be deemed to have acquired the shares on that date; and either a stock certificate representing such shares will be issued to him or her, or the Company's registrar will make an entry on its books and records evidencing that such shares have been duly issued or transferred as of that date, as the Committee may direct. Notwithstanding any provision of the Plan to the contrary, the Committee may but need not permit fractional shares to be purchased under the Plan.

   (c) Unless the Committee determines before the effective date of an offering that a higher price that complies with Section 423 of the Code shall apply, the purchase price of the shares of Common Stock which are to be sold under the offering shall be the lesser of (i) an amount equal to 85 percent of the Fair Market Value of the Common Stock at the time such option is granted, or (ii) an amount equal to 85 percent of the Fair Market Value of the Common Stock at the time such option is exercised.

   (d) In addition to any other limitations set forth in the Plan, (i) no employee may purchase in any offering period more than the number of shares of Common Stock determined by dividing the employee's annual Base Compensation as of the first day of the offering period, or $25,000, whichever is less, by the Fair Market Value of a share of Common Stock at such day, and (ii) no employee may be granted an option under the Plan which permits his or her rights to purchase stock under the Plan, and any other stock purchase plan of his or her employer corporation and its parent and subsidiary corporations that is qualified under Section 423 of the Code, to accrue at a rate which exceeds $25,000 of the Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which the option is outstanding at any time. The Committee may further limit the amount of Common Stock which may be purchased by any employee during an offering period in accordance with
Section 423(b)(5) of the Code.

9. No Transfer.

   (a) No option, right or benefit under the Plan (including any derivative security within the meaning of paragraph (a)(2) of SEC Rule 16b-3) may be transferred by a participating employee, whether by will, the laws of descent and distribution, or otherwise, and all options, rights and benefits under the Plan may be exercised during the participating employee's lifetime only by such employee.

   (b) Book entry accounts and certificates for shares of Common Stock purchased under the Plan may be maintained or registered, as the case may be, only in the name of the participating employee or, if such employee so indicates on his or her payroll deduction authorization form, in his or her name jointly with a member of his or her family, with right of survivorship. An employee who is a resident of a jurisdiction which does not recognize such a joint tenancy may have book entry accounts maintained and certificates registered in the employee's name as tenant in common with a member of the employee's family, without right of survivorship.

10. Effective Date and Duration of Plan.

   The Plan shall become effective when adopted by the Board, provided that the stockholders of the Company approve it within 12 months thereafter at a duly held stockholders' meeting. If not so approved by shareholders, the Plan shall be null, void and of no force or effect. If so approved, the Plan shall remain in effect until all shares authorized to be issued or transferred hereunder have been exhausted or until the Plan is sooner terminated by the Board of Directors, and may continue in effect thereafter with respect to any options outstanding at the time of such termination if the Board of Directors so provides.

11. Amendment and Termination of the Plan.

   The Plan may be amended by the Board of Directors, without shareholder approval, at any time and in any respect, unless shareholder approval of the amendment in question is required under Oklahoma law, the Code (including without limitation Code Section 423 and Treasury Regulation Section 1.423-2(c)(4) thereunder), any exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends
Section 16 Persons to qualify, any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect to the Plan, or under any other applicable laws, rules or regulations. The Plan provisions that determine the amount, price and timing of option grants to Section 16 Persons may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder, unless the General Counsel determines that such restriction on amendments is not necessary to secure or maintain any exemption from Section 16 of the Exchange Act for which the Company intends Section 16 Persons to qualify. The Plan may also be terminated at any time by the Board of Directors.

12. General Provisions.

   (a) Nothing contained in this Plan shall be deemed to confer upon any person any right to continue as an employee of or to be associated in any other way with the Company for any period of time or at any particular rate of compensation.

   (b) No person shall have any rights as a stockholder of the Company with respect to any shares optioned under the Plan until such shares are issued or transferred to him or her.

   (c) All expenses of adopting and administering the Plan shall be borne by the Company, and none of such expenses shall be charged to any participant.

   (d) The Plan shall be governed by and construed under the laws of the State of Oklahoma, without giving effect to the principles of conflicts of laws of that State.

   (e) The Plan and each offering under the Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Transactions under the Plan by or with respect to Section 16 Persons are also intended to qualify for exemption under SEC Rule 16b-3, unless the Committee specifically determines otherwise. Every provision of the Plan shall be administered, interpreted and construed to carry out those intentions, and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.

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               Solicited on Behalf of the Board of Directors of
                                  ONEOK, Inc.
                             100 West Fifth Street
                          Tulsa, Oklahoma 74103-4298
                Annual Meeting of Shareholders - April 20, 2000

P       LARRY W. BRUMMETT and DAVID L. KYLE, jointly or individually and with
R       full power of substitution, are authorized to represent and vote the
O       shares of common stock, $0.01 par value, of ONEOK, Inc. held of record
X       by the undersigned on February 22, 2000, at the Annual Meeting of
Y Shareholders, and at any adjournment or postponement thereof, as indicated on the reverse side.

        This card also provides voting instructions for shares held in the ONEOK, Inc. Direct Stock Purchase and Dividend Reinvestment Plan and the Thrift Plan for Employees of ONEOK, Inc. and Subsidiaries as described under "Voting Methods" in the accompanying Proxy Statement.

                                                (Change of address/Comments)

        Election of four Directors in Class C
                                                -------------------------------
        Nominees:
                                                -------------------------------
        01. Edwyna G. Anderson
                                                -------------------------------
        02. William L. Ford
                                                -------------------------------
        03. Bert H. Mackie

        04. Gary D. Parker                      (If you have written in the
                                                above space, please mark the
                                                corresponding box on the reverse
                                                side of this card)

        Trustee's Authorization. The Undersigned Authorizes First Chicago Trust Company of New York, a Division of EquiServe, to tabulate all shares of Common Stock of the Company credited to the undersigned's account and the Trustee to vote all shares of Common Stock under The Thrift Plan for Employees of ONEOK, Inc. and Subsidiaries at the annual meeting in accordance with the instructions on the reverse side.

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                             FOLD AND DETACH HERE

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 X  Please mark your
    vote as in this
    example.

        This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s).
If no direction is made, this Proxy will be voted FOR Items 1, 2, and 3.
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                               The Board of Directors recommends a vote "FOR" proposals 1, 2, and 3.
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                FOR   WITHHELD                        FOR   AGAINST   ABSTAIN                           FOR   AGAINST   ABSTAIN
1. Election of                  2. Approval of Common                           3. Ratify KPMG LLP as
   four Directors.                 shares of Stock for the                         principal independent
   in Class C                      ONEOK, Inc. Employee                            Auditor
   (see reverse)                   Stock Purchase Plan

For, except vote withheld from the following nominee(s):

-------------------------------------------------------------
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                                                                                Yes, I plan to attend the Annual
                                                                                Meeting.

                                                                                Comments/Address
                                                                                Change.

                                                        Please sign exactly as name appears on this proxy card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer.

                                                        -------------------------------------------------------------------------

                                                        -------------------------------------------------------------------------
                                                               SIGNATURE(S)                                     DATE

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                                                       FOLD AND DETACH HERE

ONEOK, Inc. encourages you to take advantage of a new and convenient way by which you can vote your shares - by either telephone or the Internet.

 . By Telephone. On a touch-tone telephone call 1-877-PRX-VOTE (1-877-779-8683). Listen to the recorded instructions, use the control number printed in the box in the upper right corner of this proxy card to access the system, and use your telephone key pad to vote.

 . Over the Internet. Access the web site at http://www.eproxyvote.com/oke and follow the instructions posted on the web site.

Your vote by telephone or over the Internet authorizes the proxies named on the front of this proxy card in the same manner as if you marked, signed, dated and returned the proxy card. If you choose to vote your shares by either of these electronic means, there is no need for you to mail back your proxy card.

                 Your vote is important. Thank you for voting.